UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 19, 2006

                     1st Independence Financial Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


      0-26570                                           61-1284899
(Commission File Number)                    (IRS Employer Identification No.)



104 South Chiles Street, Harrodsburg, Kentucky              40330-1620
(Address of Principal Executive Offices)                    (Zip Code)

                                 (502) 753-0500
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 20, 2006, 1st Independence Financial Group, Inc. (the "Company") issued a press release announcing that its Board of Directors had declared a quarterly cash dividend of $0.08 per share on the common stock of the Company to be paid on November 15, 2006 to stockholders of record of the Company at the close of business on October 31, 2006. The press release is attached as an exhibit to this Report and is being furnished pursuant to this Item 8.01 as
Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                        Description
-----------     ------------------------------------------------------
  99.1          1st Independence Financial Group, Inc.'s press release
                dated October 20, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       1st INDEPENDENCE FINANCIAL GROUP, INC.

Date: October 23, 2006                 By: /s/ R. Michael Wilbourn
                                           --------------------------
                                           R. Michael Wilbourn
                                           Executive Vice President
                                           and Chief Financial Officer